MEMORANDUM OF AGREEMENT
(Advisory Fee Waivers)
     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an “Exhibit” or, collectively the “Exhibits”), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Tax-Exempt Funds, AIM Treasurer’s Series Trust, AIM Variable Insurance Funds and Short-Term Investments Trust (each a “Trust” or, collectively, the “Trusts”), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the “Funds”), and Invesco Advisers, Inc. (“Invesco”), successor by merger to Invesco Aim Advisors, Inc. Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.
     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree that until at least the expiration date set forth on Exhibit A (the “Expiration Date”) and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.
     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco Aim agree as follows:
1.	Each Trust, for itself and its Funds, and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Trust in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Trust invests (the “Waiver”).
i.	Invesco’s Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Trust during the previous month in an Affiliated Money Market Fund.

ii.	The Waiver will not apply to those investing Trusts that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

iii.	The Waiver will not apply to cash collateral for securities lending.
For purposes of the paragraph above, the following terms shall have the following meanings:
(a) “Affiliated Money Market Fund” — any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended; and
(b) “Uninvested Cash” — cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

2.	Neither a Trust nor Invesco may remove or amend the Waiver to a Trust’s detriment prior to requesting and receiving the approval of the Portfolio’s Board of Trustee to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.
     The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.
     Subject to the foregoing paragraphs, each of the Trusts and Invesco agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.
     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust’s Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust’s Agreement and Declaration of Trust.
     IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST
AIM EQUITY FUNDS
AIM FUNDS GROUP
AIM GROWTH SERIES
AIM INTERNATIONAL MUTUAL FUNDS
AIM INVESTMENT FUNDS
AIM INVESTMENT SECURITIES FUNDS
AIM SECTOR FUNDS
AIM TAX-EXEMPT FUNDS
AIM TREASURER’S SERIES TRUST
AIM VARIABLE INSURANCE FUNDS
SHORT-TERM INVESTMENTS TRUST
on behalf of the Funds listed in the Exhibit
to this Memorandum of Agreement

By:
Title:	Senior Vice President

INVESCO ADVISERS, INC.
By:
Title:	Senior Vice President

Exhibit A to Advisory Fee MOA

Expiration
AIM Equity Funds	Waiver Description	Effective Date	Date
AIM Charter Fund	Invesco will waive advisory fees to the extent necessary so that advisory fees Invesco receives do not exceed the annualized rates listed below.	1/1/2005	12/31/2012
0.75% of the first $150M 0.615% of the next $4.85B 0.57% of the next $2.5B 0.545% of the next $2.5B 0.52% of the excess over $10B

AIM Constellation Fund	Invesco will waive advisory fees to the extent necessary so that advisory fees Invesco receives do not exceed the annualized rates listed below.	3/27/2006	12/31/2012
0.695% of the first $250M 0.615% of the next $4B 0.595% of the next $750M 0.57% of the next $2.5B 0.545% of the next $2.5B 0.52% of the excess over $10B

Expiration
AIM Funds Group	Waiver Description	Effective Date	Date
AIM Basic Balanced Fund	Invesco will waive advisory fees to the extent necessary so that advisory fees Invesco receives do not exceed the annualized rates listed below.	1/1/2005	12/31/2012
0.62% of the first $250M
0.605% of the next $250M
0.59% of the next $500M
0.575% of the next $1.5B
0.56% of the next $2.5B
0.545% of the next $2.5B
0.53% of the next $2.5B
0.515% of the excess over $10B

Expiration
AIM Sector Funds	Waiver Description	Effective Date	Date
AIM Gold & Precious Metals Fund	Invesco will waive advisory fees to the extent necessary so that advisory fees Invesco receives do not exceed the annualized rates listed below.	1/1/2005	6/30/2010
0.75% of the first $250M 0.74% of the next $250M 0.73% of the next $500M 0.72% of the next $1.5B 0.71% of the next $2.5B 0.70% of the next $2.5B 0.69% of the next $2.5B 0.68% of the excess over $10B

AIM Tax-Exempt			Expiration
Funds	Waiver Description	Effective Date	Date
Invesco Van Kampen Intermediate Term Municipal Income Fund	Invesco will waive advisory fees in the amount of 0.10% of the Fund’s average daily net assets	2/9/2010	6/30/2012

Invesco Van Kampen New York Tax Free Income Fund	Invesco will waive advisory fees in the amount of 0.25% of the Fund’s average daily net assets	2/9/2010	6/30/2012

AIM Treasurer’s			Expiration
Series Trust	Waiver Description	Effective Date	Date
Premier Portfolio	Invesco will waive advisory fees in the amount of 0.03% of the Fund’s average daily net assets	2/25/2005	6/30/2010

Premier U.S. Government Money Portfolio	Invesco will waive advisory fees in the amount of 0.03% of the Fund’s average daily net assets	2/25/2005	6/30/2010

AIM Variable			Expiration
Insurance Funds	Waiver Description	Effective Date	Date
AIM V. I. Basic Balanced Fund	Invesco will waive advisory fees to the extent necessary so that advisory fees Invesco receives do not exceed the annualized rates listed below.	1/1/2010	04/30/2011
0.62% of the first $250M
0.605% of the next $250M
0.59% of the next $500M
0.575% of the next $1.5B
0.56% of the next $2.5B
0.545% of the next $2.5B
0.53% of the next $2.5B
0.515% of the excess over $10B

AIM Variable			Expiration
Insurance Funds	Waiver Description	Effective Date	Date
AIM V. I. Capital Development Fund	Invesco will waive advisory fees to the extent necessary so that advisory fees Invesco receives do not exceed the annualized rates listed below.	1/1/2005	4/30/2011
0.745% of the first $250M
0.73% of the next $250M
0.715% of the next $500M
0.70% of the next $1.5B
0.685% of the next $2.5B
0.67% of the next $2.5B
0.655% of the next $2.5B
0.64% of the excess over $10B

EXHIBIT “B”
AIM COUNSELOR SERIES TRUST

PORTFOLIO	EFFECTIVE DATE	COMMITTED UNTIL
AIM Core Plus Bond Fund	June 2, 2009
AIM Floating Rate Fund	July 1, 2007
AIM Multi-Sector Fund	July 1, 2007
AIM Select Real Estate Income Fund	July 1, 2007
AIM Structured Core Fund	July 1, 2007
AIM Structured Growth Fund	July 1, 2007
AIM Structured Value Fund	July 1, 2007
Invesco Balanced Fund	February 9, 2010
Invesco California Tax-Free Income Fund	February 9, 2010
Invesco Dividend Growth Securities Fund	February 9, 2010
Invesco Equally-Weighted S&P 500 Fund	February 9, 2010
Invesco Fundamental Value Fund	February 9, 2010
Invesco Large Cap Relative Value Fund	February 9, 2010
Invesco New York Tax-Free Income Fund	February 9, 2010
Invesco S&P 500 Index Fund	February 9, 2010
Invesco Van Kampen American Franchise Fund	February 9, 2010
Invesco Van Kampen Core Equity Fund	February 9, 2010
Invesco Van Kampen Equity and Income Fund	February 9, 2010
Invesco Van Kampen Equity Premium Income Fund	February 9, 2010
Invesco Van Kampen Growth and Income Fund	February 9, 2010
Invesco Van Kampen Money Market Fund	February 9, 2010
Invesco Van Kampen Pennsylvania Tax Free Income Fund	February 9, 2010
Invesco Van Kampen Small Cap Growth Fund	February 9, 2010
Invesco Van Kampen Tax-Free Money Fund	February 9, 2010
AIM EQUITY FUNDS

PORTFOLIO	EFFECTIVE DATE	COMMITTED UNTIL
AIM Capital Development Fund	July 1, 2007
AIM Charter Fund	July 1, 2007
AIM Constellation Fund	July 1, 2007
AIM Disciplined Equity Fund	July 14, 2009
AIM Diversified Dividend Fund	July 1, 2007
AIM Large Cap Basic Value Fund	July 1, 2007
AIM Large Cap Growth Fund	July 1, 2007
AIM Summit Fund	July 1, 2007
AIM FUNDS GROUP

FUND	EFFECTIVE DATE	COMMITTED UNTIL
AIM Basic Balanced Fund	July 1, 2007
AIM European Small Company Fund	July 1, 2007
AIM Global Core Equity Fund	July 1, 2007
AIM International Small Company Fund	July 1, 2007
AIM Mid Cap Basic Value Fund	July 1, 2007
AIM Select Equity Fund	July 1, 2007
AIM Small Cap Equity Fund	July 1, 2007

AIM GROWTH SERIES

FUND	EFFECTIVE DATE	COMMITTED UNTIL
AIM Basic Value Fund	July 1, 2007
AIM Global Equity Fund	July 1, 2007
AIM Mid Cap Core Equity Fund	July 1, 2007
AIM Small Cap Growth Fund	July 1, 2007
Invesco Convertible Securities Fund	February 9, 2010
Invesco Van Kampen Asset Allocation Conservative Fund	February 9, 2010
Invesco Van Kampen Asset Allocation Growth Fund	February 9, 2010
Invesco Van Kampen Asset Allocation Moderate Fund	February 9, 2010
Invesco Van Kampen Harbor Fund	February 9, 2010
Invesco Van Kampen Leaders Fund	February 9, 2010
Invesco Van Kampen Real Estate Securities Fund	February 9, 2010
Invesco Van Kampen U.S. Mortgage Fund	February 9, 2010
AIM INTERNATIONAL MUTUAL FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL
AIM Asia Pacific Growth Fund	July 1, 2007
AIM European Growth Fund	July 1, 2007
AIM Global Growth Fund	July 1, 2007
AIM Global Small & Mid Cap Growth Fund	July 1, 2007
AIM International Growth Fund	July 1, 2007
AIM International Core Equity Fund	July 1, 2007
AIM INVESTMENT FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL
AIM Balanced-Risk Allocation Fund*	May 29, 2009
AIM China Fund	July 1, 2007
AIM Developing Markets Fund	July 1, 2007
AIM Global Health Care Fund	July 1, 2007
AIM International Total Return Fund	July 1, 2007
AIM Japan Fund	July 1, 2007
AIM LIBOR Alpha Fund	July 1, 2007
AIM Trimark Endeavor Fund	July 1, 2007
AIM Trimark Fund	July 1, 2007
AIM Trimark Small Companies Fund	July 1, 2007
Invesco Alternative Opportunities Fund	February 9, 2010
Invesco Commodities Alpha Fund	February 9, 2010
Invesco FX Alpha Plus Strategy Fund	February 9, 2010
Invesco FX Alpha Strategy Fund	February 9, 2010
Invesco Global Advantage Fund	February 9, 2010
Invesco Global Dividend Growth Securities Fund	February 9, 2010
Invesco Health Sciences Fund	February 9, 2010
Invesco International Growth Equity Fund	February 9, 2010
Invesco Pacific Growth Fund	February 9, 2010
Invesco Van Kampen Emerging Markets Fund	February 9, 2010
Invesco Van Kampen Global Bond Fund	February 9, 2010
Invesco Van Kampen Global Equity Allocation Fund	February 9, 2010
Invesco Van Kampen Global Franchise Fund	February 9, 2010
Invesco Van Kampen Global Tactical Asset Allocation Fund	February 9, 2010
Invesco Van Kampen International Advantage Fund	February 9, 2010
Invesco Van Kampen International Growth Fund	February 9, 2010

*	Advisory fees to be waived by Invesco for AIM Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Aim Cayman Commodity Fund I, Ltd. invests.

AIM INVESTMENT SECURITIES FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL
AIM Core Bond Fund	July 1, 2007
AIM Dynamics Fund	July 1, 2007
AIM Global Real Estate Fund	July 1, 2007
AIM High Yield Fund	July 1, 2007
AIM Income Fund	July 1, 2007
AIM Limited Maturity Treasury Fund	July 1, 2007
AIM Money Market Fund	July 1, 2007
AIM Municipal Bond Fund	July 1, 2007
AIM Real Estate Fund	July 1, 2007
AIM Short Term Bond Fund	July 1, 2007
AIM U.S. Government Fund	July 1, 2007
Invesco High Yield Securities Fund	February 9, 2010
Invesco Van Kampen Core Plus Fixed Income Fund	February 9, 2010
Invesco Van Kampen Corporate Bond Fund	February 9, 2010
Invesco Van Kampen Government Securities Fund	February 9, 2010
Invesco Van Kampen High Yield Fund	February 9, 2010
Invesco Van Kampen Limited Duration Fund	February 9, 2010
AIM SECTOR FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL
AIM Energy Fund	July 1, 2007
AIM Financial Services Fund	July 1, 2007
AIM Gold & Precious Metals Fund	July 1, 2007
AIM Leisure Fund	July 1, 2007
AIM Technology Fund	July 1, 2007
AIM Utilities Fund	July 1, 2007
Invesco Mid-Cap Value Fund	February 9, 2010
Invesco Small-Mid Special Value Fund	February 9, 2010
Invesco Special Value Fund	February 9, 2010
Invesco Technology Sector Fund	February 9, 2010
Invesco U.S. Mid Cap Value Fund	February 9, 2010
Invesco U.S. Small Cap Value Fund	February 9, 2010
Invesco U.S. Small/Mid Cap Value Fund	February 9, 2010
Invesco Value Fund	February 9, 2010
Invesco Value II Fund	February 9, 2010
Invesco Van Kampen American Value Fund	February 9, 2010
Invesco Van Kampen Capital Growth Fund	February 9, 2010
Invesco Van Kampen Comstock Fund	February 9, 2010
Invesco Van Kampen Enterprise Fund	February 9, 2010
Invesco Van Kampen Mid Cap Growth Fund	February 9, 2010
Invesco Van Kampen Small Cap Value Fund	February 9, 2010
Invesco Van Kampen Technology Fund	February 9, 2010
Invesco Van Kampen Utility Fund	February 9, 2010
Invesco Van Kampen Value Opportunities Fund	February 9, 2010

AIM TAX-EXEMPT FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL
AIM High Income Municipal Fund	July 1, 2007
AIM Tax-Exempt Cash Fund	July 1, 2007
AIM Tax-Free Intermediate Fund	July 1, 2007
Invesco Municipal Fund	February 9, 2010
Invesco Tax-Exempt Securities Fund	February 9, 2010
Invesco Van Kampen California Insured Tax Free Fund	February 9, 2010
Invesco Van Kampen High Yield Municipal Fund	February 9, 2010
Invesco Van Kampen Insured Tax Free Income Fund	February 9, 2010
Invesco Van Kampen Intermediate Term Municipal Income Fund	February 9, 2010
Invesco Van Kampen Municipal Income Fund	February 9, 2010
Invesco Van Kampen New York Tax Free Income Fund	February 9, 2010
AIM VARIABLE INSURANCE FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL
AIM V.I. Basic Balanced Fund	July 1, 2007	June 30, 2010
AIM V.I. Basic Value Fund	July 1, 2007	June 30, 2010
AIM V.I. Capital Appreciation Fund	July 1, 2007	June 30, 2010
AIM V.I. Capital Development Fund	July 1, 2007	June 30, 2010
AIM V.I. Core Equity Fund	July 1, 2007	June 30, 2010
AIM V.I. Diversified Income Fund	July 1, 2007	June 30, 2010
AIM V.I. Dynamics Fund	July 1, 2007	June 30, 2010
AIM V.I. Financial Services Fund	July 1, 2007	June 30, 2010
AIM V.I. Global Health Care Fund	July 1, 2007	June 30, 2010
AIM V.I. Global Real Estate Fund	July 1, 2007	June 30, 2010
AIM V.I. Government Securities Fund	July 1, 2007	June 30, 2010
AIM V.I. High Yield Fund	July 1, 2007	June 30, 2010
AIM V.I. International Growth Fund	July 1, 2007	June 30, 2010
AIM V.I. Large Cap Growth Fund	July 1, 2007	June 30, 2010
AIM V.I. Leisure Fund	July 1, 2007	June 30, 2010
AIM V.I. Mid Cap Core Equity Fund	July 1, 2007	June 30, 2010
AIM V.I. Money Market Fund	July 1, 2007	June 30, 2010
AIM V.I. PowerShares ETF Allocation Fund	October 22, 2008	June 30, 2010
AIM V.I. Small Cap Equity Fund	July 1, 2007	June 30, 2010
AIM V.I. Technology Fund	July 1, 2007	June 30, 2010
AIM V.I. Utilities Fund	July 1, 2007	June 30, 2010
Invesco V.I. Dividend Growth Fund	February 9, 2010	June 30, 2010
Invesco V.I. Global Dividend Growth Fund	February 9, 2010	June 30, 2010
Invesco V.I. High Yield Fund	February 9, 2010	June 30, 2010
Invesco V.I. Income Builder Fund	February 9, 2010	June 30, 2010
Invesco V.I. S&P 500 Index Fund	February 9, 2010	June 30, 2010
Invesco V.I. Select Dimensions Balanced Fund	February 9, 2010	June 30, 2010
Invesco V.I. Select Dimensions Dividend Growth Fund	February 9, 2010	June 30, 2010
Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund	February 9, 2010	June 30, 2010
Invesco Van Kampen V.I. Capital Growth Fund	February 9, 2010	June 30, 2010
Invesco Van Kampen V.I. Comstock Fund	February 9, 2010	June 30, 2010
Invesco Van Kampen V.I. Equity and Income Fund	February 9, 2010	June 30, 2010
Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund	February 9, 2010	June 30, 2010
Invesco Van Kampen V.I. Global Value Equity Fund	February 9, 2010	June 30, 2010
Invesco Van Kampen V.I. Government Fund	February 9, 2010	June 30, 2010
Invesco Van Kampen V.I. Growth and Income Fund	February 9, 2010	June 30, 2010
Invesco Van Kampen V.I. High Yield Fund	February 9, 2010	June 30, 2010
Invesco Van Kampen V.I. International Growth Equity Fund	February 9, 2010	June 30, 2010
Invesco Van Kampen V.I. Mid Cap Growth Fund	February 9, 2010	June 30, 2010
Invesco Van Kampen V.I. Mid Cap Value Fund	February 9, 2010	June 30, 2010
Invesco Van Kampen V.I. Value Fund	February 9, 2010	June 30, 2010

SHORT-TERM INVESTMENTS TRUST

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Government TaxAdvantage Portfolio	July 1, 2007	June 30, 2010
STIC Prime Portfolio	July 1, 2007	June 30, 2010
Treasury Portfolio	July 1, 2007	June 30, 2010